UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21834

YORK ENHANCED STRATEGIES FUND, LLC
(Exact name of registrant as specified in charter)

767 Fifth Avenue, 17TH Floor New York, New York			10153
(Address of principal executive offices)			(Zip code)

The Corporation Trust Company 1209 Orange Street Wilmington, Delaware 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 300-1300

David M. Mahle Jones Day 222 East 41ST Street New York, New York 10017

Date of fiscal year end:	December 31, 2011

Date of reporting period:	December 31, 2011

ITEM 1.  REPORTS TO STOCKHOLDERS.

YORK ENHANCED STRATEGIES FUND, LLC
(IN LIQUIDATION)

Annual Report
December 31, 2011

YORK ENHANCED STRATEGIES FUND, LLC (IN LIQUIDATION)

Annual Report

December 31, 2011

January 23, 2012

Re: York Enhanced Strategies Fund, LLC (the "Company")

Dear Investor:

In accordance with the Plan of Liquidation and Dissolution approved by the Company's shareholders in May 2011, the Company's investment manager has liquidated the Company's investments. In addition, we have begun the process to de-register the Company with the SEC.

The initial cash liquidation distribution occurred on August 5, 2011 and included approximately 80% of the Company's net assets. After the second cash distribution to investors on November 4, 2011, the Company had distributed approximately 97% of the Company's net assets since the approval of its liquidation.

The Company had a weighted average net return of 9.75% in 2011.

The largest contributor for the year was our position in titanium dioxide producer, Tronox, which performed strongly after the confirmation of its reorganization plan in the fall and the company's emergence in February. Tronox also benefited from increased pricing power due to titanium dioxide supply constraints. The largest detractor for the year was General Motors as higher oil prices and concerns around disruptions in the global supply chain following the natural disaster in Japan caused our position to decline. In addition, heightened expectations impacted the company as investors reacted negatively to solid earnings during the period.

As always, we welcome your questions and comments.

Sincerely,

/s/ Jeffrey A. Weber
President

Specific investment information is provided for informational purposes only and should not be deemed as a recommendation to purchase or sell any securities or investments mentioned. Likewise, this letter does not constitute an offer to sell or the solicitation of an offer to buy any interest in any investment product or fund. Such offer or solicitation may only be made by means of delivery of a confidential private offering memorandum or other appropriate document which contains a description of the material terms (including risk factors, conflicts of interest, fees and charges) relating to such investment product or fund.

Performance figures shown are net of all expenses, management fees and incentive allocations for an investment in the Company. The 2011 weighted average net return is calculated by dividing the total net income for the year by the monthly average net asset level for the year. Past performance is not necessarily indicative of future results.

York Capital Management Global Advisors, LLC, ("YGA") and York Enhanced Strategies Management, LLC are SEC registered investment advisers, and certain of YGA's affiliated entities are authorized and regulated by one of the following: the U.S. Securities and Exchange Commission; the U.K. Financial Services Authority; or the Hong Kong Securities and Futures Commission.

The information and content of this document have been prepared by York Capital Management.

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2011

This letter is intended to assist shareholders in understanding how the Company performed during the year ended December 31, 2011. The views and opinions in this letter were current as of January 23, 2012. They are not guarantees of future performance or investment results and do not purport to be complete, and therefore should not be taken as investment advice.

Performance data quoted represents past performance, which is not a guarantee of future results. Future performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Investment return and principal value will fluctuate so that common shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on distributions of Company common shares.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Assets and Liabilities (Liquidation Basis)
December 31, 2011

Assets
Cash and cash equivalents	$14,381,914
Receivable for investments sold	296,352
Interest receivable	2,346
Income taxes receivable	2,226,162
Other assets	264,299
17,171,073
Liabilities
Liquidation expenses payable	1,863,500
Professional fees payable	600,000
Management fees payable	98,747
Accrued expenses and other payables	45,250
2,607,497
Net assets applicable to common shareholders	$14,563,576
Net asset value per common share ($14,563,576/331,919 common shares outstanding)	$43.88
Composition of net assets applicable to common shareholders
Common stock, $0.01 par value	$3,319
Paid-in capital	25,909,807
Accumulated undistributed net investment income	5,109,913
Accumulated undistributed net realized gain (loss)	(16,459,463)
Net assets applicable to common shareholders	$14,563,576

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Operations (Liquidation Basis)
For the year ended December 31, 2011

Investment income
Interest	$7,903,530
Dividends (net of foreign withholding taxes of $150)	138,203
Total income	8,041,733
Expenses
Amortization of debt issuance costs (Note 2)	2,086,634
Liquidation expenses (Note 2)	1,863,500
Management fee (Note 3)	1,622,399
Legal fees	1,084,212
Amortization of offering costs (preferred shares) (Note 2)	977,716
Tax preparation fees	489,900
Administration and transfer agent fees	262,066
Directors' fees and expenses (Note 3)	215,850
Audit fees	148,592
Custodian fees	53,657
Other expenses	227,285
Expenses before interest expense and dividend distributions to term preferred shareholders	9,031,811
Interest expense (Note 1)	91,903
Dividend distributions to term preferred shareholders from net investment income	64,749
Total expenses	9,188,463
Net investment loss	(1,146,730)
Realized and unrealized gain (loss) on investments, unfunded loan commitments, foreign currency transactions and forward foreign currency contracts and translations:
Net realized gain (loss) on:
Investments, including the results of foreign currency exchanges	15,181,592
Written options	24,210
Foreign currency transactions	199,546
Net realized gain	15,405,348
Net change in unrealized appreciation (depreciation) of:
Investments, including the results of foreign currency exchanges and unfunded loan commitments	(376,462)
Written options	(9,400)
Forward foreign currency contracts and translations	(1,077,707)
Net change in unrealized depreciation	(1,463,569)
Net realized and unrealized gain on investments, unfunded loan commitments, foreign currency transactions and forward foreign currency contracts and translations	13,941,779
Net increase in net assets applicable to common shareholders resulting from operations, before income taxes	12,795,049
Income tax benefit (Note 4):	3,684,910
Net increase in net assets applicable to common shareholders resulting from operations	$16,479,959

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statements of Changes in Net Assets (Liquidation Basis)

	Year ended December 31,
	2011(1)	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,146,730)	$22,151,683
Net realized gain	15,405,348	2,743,193
Net change in unrealized appreciation (depreciation)	(1,463,569)	26,230,667
Income tax benefit (provision)	3,684,910	(12,126,731)
Net increase in net assets applicable to common shareholders resulting from operations	16,479,959	38,998,812
Capital share transactions:
Liquidating distributions — Return of capital	(275,649,237)	—
Net decrease in net assets from capital share transactions	(275,649,237)	—
Net increase (decrease) in net assets applicable to common shareholders	(259,169,278)	38,998,812
Net assets applicable to common shareholders — Beginning of year	273,732,854	234,734,042
Net assets applicable to common shareholders — End of year (including Accumulated undistributed net investment income of $5,109,913 and $2,571,733, respectively)	$14,563,576	$273,732,854

  (1)  Liquidation basis.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Cash Flows (Liquidation Basis)
For the year ended December 31, 2011

Cash flows from operating activities:
Net increase in net assets applicable to common shareholders from operations	$16,479,959
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales and maturities of long-term investments	454,670,829
Purchases of securities sold short	(1,439,899)
Purchases of long-term investments	(215,491,277)
Net change in unrealized appreciation of investments and written options	385,862
Net realized gain on investments and written options	(15,205,802)
Decrease in unrealized appreciation on forward foreign currency contracts and translations	1,077,707
Accretion/amortization of discounts and premiums, net	(299,872)
Amortization of debt issuance costs	2,086,634
Amortization of offering costs (preferred shares)	977,716
Decrease in interest and dividends receivable	2,308,348
Increase in income taxes receivable	(2,226,162)
Decrease in fair value of undrawn loan commitments	13,171
Decrease in other assets	1,846,279
Decrease in management fee payable	(2,327,601)
Decrease in taxes payable	(12,126,731)
Decrease in dividends payable on term preferred shares	(29,142)
Increase in liquidation expenses payable	1,863,500
Decrease in commitment fees payable	(12,356)
Decrease in interest payable on notes	(24,009)
Decrease in professional fees payables	(663,811)
Decrease in accrued expenses and other payables	(178,408)
Net cash provided by operating activities	231,684,935
Cash flows from financing activities:
Redemption of Series A-1 preferred stock	(108,999,000)
Redemption of senior revolving notes	(77,000,000)
Redemption of Series A-2 preferred stock	(1,000)
Liquidating distributions	(275,649,237)
Net cash used in financing activities	(461,649,237)
Net decrease in cash and cash equivalents	(229,964,302)
Cash and cash equivalents at beginning of year	244,346,216
Cash and cash equivalents at end of year	$14,381,914
Supplemental disclosure of cash flow information:
Interest paid on notes during the year	$76,529
Dividends paid to term preferred shareholders during the year	$93,891
Taxes paid during the year	$816,563

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Financial Highlights

	Year ended December 31,
	2011(3)		2010	2009	2008	2007
Selected data for a common share outstanding throughout the year.
Net asset value, beginning of year	$824.70		$707.20	$421.92	$877.36	$989.42
Increase (decrease) in net assets from operations:
Net investment income (loss) *	(3.45)		66.74	57.85	108.84	57.45
Net realized and unrealized gain (loss) on investments*	53.10		50.76	261.39	(459.74)	(1.81)
Net increase (decrease) in net assets applicable to common shareholders from operations	49.65		117.50	319.24	(350.90)	55.64
Distributions to common shareholders from:
Net investment income	—		—	(1.78)	(95.59)	(86.93)
Net realized gains	—		—	—	(8.95)	(80.77)
Return of capital	(830.47)		—	(32.18)	—	—
Total distributions	(830.47)		—	(33.96)	(104.54)	(167.70)
Net asset value, end of year	$43.88		$824.70	$707.20	$421.92	$877.36
Total return per common share	6.02	%(4)	16.61%	76.16%	(42.00)%	5.39%
Percentages and supplemental data:
Net assets, end of year (000's)	$14,564		$273,733	$234,734	$140,042	$291,213
Ratios to average net assets applicable to common shareholders (Note 1):
Expenses before management fee waiver (excluding interest expense and preferred share distributions)	5.35%		3.46%	3.73%	-2.22%	4.19%
Expenses before management fee waiver (including interest expense and preferred share distributions)	5.44%		3.96%	4.75%	1.37%	9.24%
Expenses before management fee waiver (including interest expense and preferred share distributions, but excluding dividend expense on special share)	5.44%		3.96%	4.75%	6.89%	7.74%
Expenses after management fee waiver (excluding interest expense and preferred share distributions)	5.35%		2.29%	3.73%	-2.22%	4.19%
Expenses after management fee waiver (including interest expense and preferred share distributions)	5.44%		2.80%	4.75%	1.37%	9.24%
Expenses after management fee waiver (including interest expense and preferred share distributions, but excluding dividend expense on special share)	5.44%		2.80%	4.75%	6.89%	7.74%
Net investment income before management fee waiver (excluding interest expense and preferred share distributions)	-0.59%		7.93%	11.20%	17.98%	11.21%
Net investment income (loss) after management fee waiver (including interest expense and preferred share distributions)	-0.68%		8.59%	10.18%	14.39%	6.15%
Net investment income (loss) after management fee waiver (including interest expense and preferred share distributions, but excluding dividend expense on special share)	-0.68%		8.59%	10.18%	8.87%	7.65%
Asset coverage per preferred share (1)	—		$4,218	$3,860	$2,899	$5,158
Liquidation and market value per preferred share	—		$1,000	$1,000	$1,000	$1,000
Asset coverage per $1,000 of senior revolving note (2)	—		$5,971	$5,464	$4,717	$3,470
Liquidation value of preferred shares outstanding (000's)	—		$109,000	$109,000	$109,000	$109,000
Aggregate principal amount of senior revolving notes outstanding (000's)	—		$77,000	$77,000	$67,000	$162,000
Portfolio turnover rate	28%		186%	202%	110%	155%

  *  Per share amounts are based upon the average number of common shares outstanding.

  (1)  Asset coverage per preferred share equals net assets of common shares plus the redemption value of the preferred shares, plus the senior revolving notes outstanding, divided by the total number of preferred shares outstanding at the end of the year.

  (2)  Asset coverage per $1,000 of senior revolving note equals net assets of common shares plus the redemption value of the preferred shares, plus the senior revolving notes outstanding, divided by principal amount at the end of the year times $1,000.

  (3)  Liquidation Basis

  (4)  Total return was calculated not taking into consideration timing or reinvestment of the liquidating distributions as reinvestment of the distributions was not permitted due to the company liquidating. The weighted average return of the company calculated by dividing the total net income for the year by the monthly average net assets was 9.75%.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Liquidation Basis)
December 31, 2011

1. Organization, Investment Objective and Capitalization Structure:

York Enhanced Strategies Fund, LLC (the "Company"), a Delaware limited liability company, is registered as a non-diversified closed-end management investment company under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"). The Company received its initial funding on November 17, 2005 (the "Closing Date") in connection with a private offering of its shares to qualified investors and commenced operations immediately thereafter. The term of the Company was for ten years, unless extended for up to two separate one-year periods, at the option of the common shareholders or terminated prior to such time pursuant to the terms of the Operating Agreement, dated November 3, 2005.

On March 18, 2011, the Board of Directors approved and adopted the Company's Plan of Liquidation and Distribution ("Plan") and directed that the Plan be submitted for consideration by the Company's shareholders. On May 24, 2011, at a special meeting of the shareholders of the Company, the shareholders of the Company approved the Plan, which includes the sale or other disposition of the Company's investments and the distribution of the net proceeds to its shareholders. In connection with the liquidation, the Company adopted the liquidation basis of accounting, which among other things, requires the Company to record assets and liabilities at their net realizable value and to provide estimated costs of liquidating the Company to the extent that they are reasonably determinable. The Company distributed approximately 97% of its assets in two distributions on August 5, 2011 and November 4, 2011. The Company plans to distribute the remaining net assets in the future. The Company continues to proceed with the deregistration with the Securities and Exchange Commission ("SEC") as a non-diversified, closed-end management investment company under the 1940 Act.

The Company was formed with a focus primarily on credit-oriented investments in both the United States and Europe, while also selectively targeting equity opportunities. The Company's objective was to realize compelling risk-adjusted returns that are uncorrelated to price changes in the public markets. The Company invested in less liquid investments, such as mezzanine financing, bank loans, equity securities, rescue financing and bridge financing transactions.

The Company is authorized to issue common shares ("Common Shares") in the amount of $325,000,000 (the "Common Commitments"). The Company had also been authorized to issue Series A-1 floating rate term preferred shares (the "Term Preferred Shares") in the amount of $108,999,000 (the "Preferred Commitments"), one Series A-2 preferred share (the "Special Share") in the amount of $1,000, and debt (the "Notes") in the amount of $216,000,000 (the "Debt Commitments") (together, $650,000,000 of "Capital Commitments").

On February 4, 2011, the Company elected to redeem the outstanding drawn amounts of Term Preferred Shares and Special Share (together, the "Preferred Shares") and repay the Notes. Upon redemption and repayment, all of the agreements related to the Preferred Shares and the Notes were terminated and therefore the Company cannot make any additional borrowings and no Preferred Shares remained outstanding. All associated offering/issuance costs related to the Preferred Shares and Notes were expensed in February 2011.

York Enhanced Strategies Feeder Fund, a Delaware statutory trust, and York Enhanced Strategies Feeder Fund (Cayman) Ltd., a Cayman Islands exempted company (together, the "Feeder Funds"), have been established as entities whose sole investment is in Common Shares of the Company and at December 31, 2011 owned 47.4% and 22.2%, respectively, of the Company's issued and outstanding Common Shares. Shares of these Feeder Funds were offered and sold to investors both inside and outside the United States. In connection with the liquidation of the Company, the Feeder Funds are also being liquidated.

Term Preferred Shares

The Term Preferred Shares had a liquidation preference of $1,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not declared). Such shares ranked on parity with the Special Share as to the payment of dividends and distributions of assets upon liquidation, ranked junior to any borrowings and other debts and expenses of the Company, including the Notes, and ranked senior to the Common Shares as to distributions of assets and payment of dividends. Holders of the Term Preferred Shares and the Special Share, voting separately as a class, were entitled to elect two of the Company's Directors. On all other matters, holders of the Term Preferred Shares, Special Share and Common Shares vote together as a single class, with one vote for each share. At December 31, 2011, no Term Preferred Shares were outstanding.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Liquidation Basis) (Continued)
December 31, 2011

Special Share

The Special Share was redeemable at the option of the Company, in whole or in part, at any time after the termination for any or no reason pursuant to the Investment Management Agreement in an amount equal to $1,000 plus accumulated and unpaid dividends (see note 3). During the year ended December 31, 2011, the Special Share was not entitled to a dividend, as the Special Share was redeemed during the year.

Notes

The Company entered into a senior revolving note purchase agreement with certain holders, which provided for the issuance of Notes in the amount of the Debt Commitments. Amounts drawn under the Notes were repaid, in whole or in part, at the election of the Company, and redrawn subject to the drawdown criteria. The Notes were to mature on November 15, 2013, subject to extension at the option of the holders of 100% of the outstanding principal amount of the Notes for two 12-month periods. During the year ended December 31, 2011, the Company paid down $77,000,000 of the Notes. As of December 31, 2011, no Notes were outstanding. In connection with the repayment of the Notes and the redemption of the Preferred Shares, the agreements related to the Notes and the Preferred Shares, including the revolving credit agreements, insurance policy and the pledge and intercreditor agreement were terminated. Accordingly, as of December 31, 2011, the Company has no outstanding liens on the assets in the portfolio held by the Company as a result of the agreements related to the Notes and the Preferred Shares.

Administrative Expense Limit

The Company, pursuant to the Indenture governing the Notes, was subject to an administrative expense limit of 2% of the investment portfolio including cash of the Company. For the year ended December 31, 2011, the Company did not exceed this limit. Since the Notes and Preferred Shares were repaid, this administrative expense limit is no longer applicable.

2. Significant Accounting Policies and Matters:

Basis of Accounting — The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) on a liquidation basis. Financial statements prepared on a liquidation basis are materially consistent with GAAP for investment companies as investments are held at fair value. Under the liquidation basis of accounting, assets are valued at their net realizable values and liabilities are stated at their estimated settlement amounts. Liquidation basis requires management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Net Asset Value Calculation — The net asset value ("NAV") per Common Share of the Company is calculated as of the last business day of each calendar quarter and on such other dates as determined by York Enhanced Strategies Management, LLC, a New York limited liability company ("York" or "the Investment Manager") or the Board of Directors.

Cash and Cash Equivalents — Cash and cash equivalents is comprised of cash held at a bank and an investment in a cash demand deposit fund.

Security Valuation — Investments in securities traded on a nationally recognized securities exchange or over-the-counter market were generally valued at the closing price on such exchange or market. Securities not traded on a nationally recognized securities exchange or over-the-counter market are recorded at their fair value as determined in good faith by the Investment Manager, in consultation with the valuation committee, pursuant to valuation procedures approved by the Board of Directors. Such procedures considered prices obtained from one or more brokerage firms or financial institutions making markets in these instruments. The market for such investments may become illiquid from time to time as a result of adverse market conditions, regulatory developments or other factors. Also, there may be only a single or limited number of market makers for certain of the Company's investments. Accordingly, the market for such investments may be thinly traded and prices quoted may be more volatile than would be the case with more established markets.

In the event the Company acquired securities or other financial instruments for which recent brokerage or similar quotations were not available, such securities were valued at their fair value as determined in good faith by York.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Liquidation Basis) (Continued)
December 31, 2011

Because of the inherent uncertainty of valuation, estimated fair values recorded during the year do not necessarily represent amounts that were ultimately realized, since such amounts depend on future circumstances, and the differences could be material.

The realized gain or loss on open forward currency contracts were calculated as the difference between the contracted rate and the rate to close out the contract. The Company does not own or expect to acquire any securities as of December 31, 2011.

Foreign Currency Translations — Assets and liabilities denominated in foreign currencies are reflected on the Statement of Assets and Liabilities (Liquidation Basis) at their U.S. dollar spot values as of the financial statement date. Gains and losses attributed to changes in the value of foreign currencies for specific investments are reflected on the Statement of Operations (Liquidation Basis) as a component of realized gain/loss on investment.

Security Transactions — Security transactions are accounted for on trade date for financial reporting purposes (the date on which the order to buy or sell is executed). Realized gains and losses on sales of securities are determined based on the identified cost of securities sold, generally using the highest cost method.

Bank Debt and Other Direct Debt Instruments — The Company invested in loans and debt or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the Company to supply additional cash to the borrower on demand. Bank debt involves a risk of insolvency of the lending bank or other financial intermediary.

Investment Income and Expenses — Interest income is recognized on an accrual basis, increased by the accretion of discount and decreased by the amortization of premium using the effective yield method. Dividend income is recognized on the ex-dividend date, net of applicable withholding taxes. Interest expense is recognized on an accrual basis. Dividend expense on securities sold short is recognized on the ex-dividend date.

Offering and Placement Costs — Costs incurred by the Company in connection with the offering of the Common Shares, including those issued to the Feeder Funds, were recorded as a reduction of paid-in capital applicable to common shares. Prior to redemption of the Preferred Shares, costs incurred in connection with the offering of the Term Preferred Shares were recorded as preferred shares offering costs, an asset on the Statement of Assets and Liabilities. Such costs were amortized on a straight-line basis from the Closing Date to their mandatory redemption date. In February 2011, all such remaining costs in the amount of $977,716 were expensed in connection with the redemption of the Preferred Shares.

Debt Issuance Costs — Prior to repayment of the Notes, costs incurred in connection with placing the Company's Notes were recorded as debt issuance costs and were amortized on a straight-line basis from the Closing Date to the expected maturity date of the Notes. In February 2011, all such remaining costs were expensed in connection with the repayment of the Notes in the amount of $2,086,634.

Income Taxes — The Company for the period since inception until December 31, 2009 elected to be treated as a regulated investment company ("RIC") for U.S. Federal income tax purposes. During this period the Company met the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for Federal income tax had been made for the period from inception to December 31, 2009.

For the taxable year ended December 31, 2010, and for the taxable year end December 31, 2011, the Company did not qualify for U.S. Federal tax purposes as a RIC, which is accorded special tax treatment under the Internal Revenue Code, due to an investment that generated non-qualifying income in excess of 10% of the Company's total gross income. The non-qualifying income was derived from a corporate restructuring relating to such investment.

For the years ended December 31, 2010 and 2011 the Company was treated as a regular C corporation for U.S. Federal tax purposes and, as such, was obligated to pay applicable federal, state and local corporate taxes on its net taxable income. Net taxable income is generally, the sum of its net investment income and capital gain (i.e., the excess of all capital gains over all capital losses including any applicable capital loss carryforward). The Company's tax benefit and related assets are included in the Statement of Operations and Statement of Assets and Liabilities. The current U.S. Federal maximum graduated income tax rate for corporations is 35%. The various investments of the Company may cause the Company to be subject to state income taxes on a portion of its income at various rates.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Liquidation Basis) (Continued)
December 31, 2011

The Company has an income taxes receivable balance of $2,226,162 as of December 31, 2011. The balance is comprised of current and prior year federal and state and local tax refund amounts the Company has or will be requesting for overpayments and a tax refund the Company will claim by carrying back its net operating loss to 2010 (see note 4).

Dividends and Distributions to Common and Preferred Shareholders — Dividends and distributions, if any, are recorded on the ex-dividend date.

The Company did not make any dividend distributions to its common shareholders for the years ended December 31, 2011 and December 31, 2010. However, the Company adopted a plan of liquidation in 2011. In accordance with this plan of liquidation, the Company made liquidating cash distributions to the shareholders of Common Shares on August 5, 2011 and November 4, 2011 in the amounts of $226,435,142 and $49,214,095, respectively.

Liquidation expenses — The Company recorded expenses of $1,863,500 reflecting estimated direct liquidation expenses through completion of the Company's liquidation. These expenses primarily include professional fees associated with services being provided to the Company to complete the final liquidation. Actual expenses incurred by the Company for liquidation related expenses could either exceed or be less than the estimate.

Indemnifications — Under the Company's organizational documents, its officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Company. Additionally, in the normal course of business, the Company enters into contracts with service providers that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts.

3. Management Fees and Other Transactions with Affiliates:

Management Fee — York is the investment manager to the Company. Pursuant to the Investment Management Agreement, the Company pays York as partial compensation for all services rendered a fee ("Management Fee") at a rate currently equal to 1.00% per annum of the Management Fee Capital as of each calendar quarter end. Since 2007, Management Fee Capital is the quarter-end value of the Company's assets less investment related payables.

Additionally, as holder of the Special Share, York was entitled to contingent dividends (the "Carried Interest") equal to the greater of 1) $40 per year and 2) 100% of the amount by which the cumulative distributions and amounts distributable to the holders of the Common Shares (excluding any distribution relating to the original capital payment made for the Common Shares) exceed a 2% quarterly weighted average return on undistributed net assets attributable to the Common Shares until York has received from the Company an amount equal to 20% of the aggregate cumulative distributions of net income and gain to the holders of the Common Shares. This 2% quarterly weighted average return on undistributed capital was cumulative (but not compounded) up to an aggregate of 8% per year. Thereafter, the Special Share was entitled to 20% of the additional distributions and distributable dividends and gains, so long as the cumulative dividends to the Common Shares were at least 80% of the total cumulative dividends.

As of December 31, 2011, the Special Share was not outstanding and York was not entitled to a Carried Interest payment. York has elected to waive all future Carried Interest payments.

Directors' Fees — Certain officers and a Director of the Company are also officers of York or its affiliates. The Company does not pay any compensation directly to its officers or Directors who are directors, officers or employees of York or its affiliates.

Affiliated Shareholders — Included in net assets applicable to common shareholders is approximately $1,120,000 attributable to affiliates of York.

4. Income Tax Benefit:

For the years ended December 31, 2011 and December 31, 2010, the Company was treated as a regular C corporation for U.S. federal income tax purposes and as such was obligated to pay federal and state and local income tax on its taxable income. In all years prior to 2010, the Company qualified as a RIC. The current U.S. federal maximum graduated income tax rate for corporations is 35%.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Liquidation Basis) (Continued)
December 31, 2011

After preparing its 2010 tax returns, the Company determined the amount of tax accrued at December 31, 2010 was overstated by approximately $2.5 million. As such, the Company adjusted its 2011 income tax provision by this amount. The Company is projecting a 2011 net operating loss of approximately $3.4 million for tax purposes. It intends to carry back the net operating loss to 2010 and claim a refund of approximately $1.2 million. The Company has reflected the $3.7 million as an income tax benefit in 2011.

The Company's provision for income tax benefit consists of the following:

Current federal income tax expense	$(178,006)
Current state and local income tax benefit	3,862,916
Total	$3,684,910

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. As of December 31, 2010, the Company had a capital loss carryforward for federal and state income tax purposes of $31,229,250. The Company was able to utilize $8,060,096 of the 2010 carryforward against capital gains realized during the year ended December 31, 2011. The Company's 2011 income tax provision includes a full valuation allowance against the deferred tax assets, because the remaining capital loss carryforward is not expected to be utilized in the future. Components of the Company's deferred tax assets as of December 31, 2011 are as follows:

Realized appreciation of investments	$1,705,395
Capital loss carryforward	9,163,363
Total deferred tax assets	10,868,758
Less: valuation allowance	(10,868,758)
Net deferred tax assets	$—

Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments. See reconciliation below:

Net income before income taxes	$12,795,048
Statutory federal income tax rate	35%
Federal tax expense (benefit) at statutory rate	4,478,267
State tax (net of federal benefit)	25,034
Permanent book to tax difference	325,771
2010 federal return to provision	1,360,624
2010 state return to provision	(3,901,429)
Net capital gains at 15%	(2,914,800)
Utilization of capital loss carryforward	(1,209,014)
Reversal of 2010 valuation allowance	(1,849,363)
Total tax provision (benefit)	$(3,684,910)

The Company is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2008, 2009 and 2010 remain open to federal and state audit. The Company's 2010 federal tax return is currently being examined by the Internal Revenue Service. As of December 31, 2011, management has evaluated the application of these standards to the Company and has determined that no provision for income tax is required in the Company's financial statements for uncertain tax positions.

5. Fair Value Measurement:

The Company applies the provisions of Accounting Standards Codification ("ASC") Topic 820, Fair Value Measurements and Disclosures. ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments and liabilities at fair value.

Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Liquidation Basis) (Continued)
December 31, 2011

price). Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories.

Level I — Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments which would generally be included in Level I include listed equities and other listed securities. As required by ASC 820, the Company does not adjust the quoted price for these investments.

Level II — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. Investments which are generally included in this category include less readily marketable and restricted equity securities, forward currency contracts, corporate bonds, bank loans and trade claims.

Level III — Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity. The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable-market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation process.

Level III investments are fair valued with a variety of inputs such as broker and counterparty quotes, pricing services, independent third-party valuation firms and valuation models. The valuation models are built with different approaches (yield analysis, enterprise value, etc) depending on the particular company and industry. The types of investments which would generally be included in this category include equity and/or debt securities issued by private entities, certain corporate bonds, bank loans and trade claims.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

During the year ended December 31, 2011, there were no transfers between Level I and Level II investments.

The following is a reconciliation of assets and liabilities in which significant unobservable inputs (Level III) were used in determining fair value.

	Corporate Bonds	Asset Backed Bonds	Bank Debt and Trade Claims	Common Stocks and Warrants	Private Investment
Balance as of 12/31/10	$16,756,277	$1,579,434	$28,807,684	$15,533	$660,865
Realized gain (loss), net	(3,340,123)	465,283	(1,853,974)	(51,681)	(6,925,311)
Change in unrealized appreciation (depreciation), net	(4,195,881)	(169,226)	7,350,724	42,157	6,560,798
Accretion (amortization) of discounts/premiums, net	(1,141)	—	—	—	—
Purchases	1,876,962	—	353,434	—	—
Sales	(11,096,094)	(1,875,491)	(34,657,868)	(6,009)	(296,352)
Transfers into Level III	—	—	—	—	—
Transfers out of Level III	—	—	—	—	—
Balance as of 12/31/2011	$—	$—	$—	$—	$—

$14,381,914 of cash demand deposit funds shown in cash and cash equivalents on the Statement of Assets and Liabilities (Liquidation Basis) is classified as level I.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Liquidation Basis) (Continued)
December 31, 2011

6. Investment Transactions:

During the year ended December 31, 2011, the Company made purchases and sales totaling $21,016,638 and $257,918,268, respectively, of investment securities excluding U.S. Government securities and short-term investments.

The written options activity for the year ended December 31, 2011 were as follows:

	# of Contracts	Premiums
Balance as of December 31, 2010	100	$24,400
Options written	—	—
Options terminated in closing purchase transactions	(100)	(24,400)
Options expired	—	—
Balance as of December 31, 2011	—	$—

7. Derivatives:

ASC 815-10, Derivatives and Hedging, requires enhanced disclosures about an entity's derivative and hedging activities and thereby improves the transparency of financial reporting. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows.

Prior to the adoption of the Plan of Liquidation and Distribution (the "Plan") (see Note 1) in the normal course of business, the Company entered into derivative contracts for trading purposes. Derivatives are either exchange-traded or over-the-counter ("OTC") contracts. Exchange traded derivatives are standard contracts traded on a regulated exchange. OTC contracts are private contracts negotiated with counterparties. The Company's derivatives primarily included forward foreign currency contracts. Typically, these derivative contracts served as components of the Company's investment strategies and were utilized primarily as economic hedges, consisting primarily of foreign exchange risk exposure.

The following table lists the net realized gain/(loss) and net change in unrealized gain/(loss) on derivatives by contract type, as included in the statement of operations for the year ended December 31, 2011.

The effects of derivative instruments on the Statement of Operations (Liquidation Basis) for the year ended December 31, 2011 are as follows:

Amount of Realized Gain (Loss) on Derivatives Not Accounted for as Hedging Instruments Recognized in Income
	Derivatives, carried at fair value
Foreign exchange contracts	Forward foreign currency contracts	$(999,425)
Equity contracts	Written options	24,210
Total		$(975,215)
Change in Unrealized Appreciation (Depreciation) on Derivatives Not Accounted for as Hedging Instruments Recognized in Income
	Derivatives, carried at fair value
Foreign exchange contracts	Forward foreign currency contracts	$372,874
Equity contracts	Written options	(9,400)
Total		$363,474

For the year ended December 31, 2011, the Company's average volume of derivative activities are as follows:

Forward Currency Contracts — Purchased (Value at Settlement Date Payable)	Forward Currency Contracts — Sold (Value at Settlement Date Receivable)
$8,544,721	$17,294,220

8. Investment Risks:

The Company's investment activities exposed it to various types of risk, both on and off balance sheet, which were associated with the financial instruments and markets in which it invests. Those financial instruments exposed the

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Liquidation Basis) (Continued)
December 31, 2011

Company to varying degrees to elements of credit, market, interest rate, currency and liquidity risk. The Investment Manager actively monitored and sought to manage those risks by employing various strategies. In addition, it is the policy of the Company to transact the majority of its securities and contractual commitment activity with broker-dealers, banks and regulated exchanges that the Investment Manager considers to be well established. As the Company has sold all of its investments as of December 31, 2011, the ongoing investment risk is limited.

Credit risk — Credit risk represents the potential loss that the Company would incur if the counterparties failed to perform pursuant to the terms of their obligations to the Company. The Company minimizes its exposure to credit risk by conducting transactions with established and reputable brokers and financial institutions.

The clearing and depository operations for the Company's securities transactions as well as execution of forward currency contracts were provided by The Bank of New York Mellon and Goldman Sachs Group, Inc. The Company was subject to credit risk should The Bank of New York Mellon or Goldman Sachs Group, Inc. been unable to fulfill their obligations. As the Company has sold all of its investments as of December 31, 2011, the credit risk at December 31, 2011 is primarily related to the cash and cash equivalent balance held with Bank of New York Mellon.

The Company invested in defaulted securities as well as lower rated and comparable quality unrated high yield securities. Investments in defaulted and other high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher quality rated securities. The risk of loss may be significantly greater for holders of defaulted and high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Investment in debt exposes the Company to the risk that an issuer may default on the payment of interest, principal or both. As the Company has sold all of its investments as of December 31, 2011, the ongoing risk is limited.

Interest rate risk — The Company is exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on its financial position and cash flows. Due to the liquidation of the Company, the interest rate risk is limited.

Currency risk — The Company invested in assets or has liabilities denominated in currencies other than its reporting currency, the United States Dollar. Consequently, the Company is exposed to risks that the exchange rate of the United States Dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Company's assets or liabilities which are denominated in currencies other than the United States Dollar. The Company may enter into forward foreign currency contracts to minimize this currency risk. As the Company is in the process of liquidating and has sold all of its investments as of December 31, 2011, management believes the ongoing risk is limited as all assets and liabilities are denominated in United States Dollar.

9. Subsequent Events:

We have evaluated for subsequent events through the issuance date of the financial statements. On November 8, 2011, the Company applied to deregister with the SEC and, on January 20, 2012, filed an amendment to its registration statement to de-register.

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of York Enhanced Strategies Fund, LLC

We have audited the accompanying statement of assets and liabilities (liquidation basis) of York Enhanced Strategies Fund, LLC (the "Fund"), as of December 31, 2011, and the related statements of operations (liquidation basis), cash flows (liquidation basis), changes in net assets (liquidation basis) and financial highlights (liquidation basis) for the year then ended. In addition, we have audited the accompanying statement of changes in net assets and financial highlights for the year ended December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial highlights for the respective periods ended December 31, 2009 were audited by other auditors, whose report dated September 14, 2010, expressed an unqualified opinion on such financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, the shareholders of the Fund, approved a plan of liquidation on May 24, 2011, and the Fund commenced liquidation shortly thereafter. As a result, the Fund has changed its basis of accounting from the going concern basis to the liquidation basis effective May 24, 2011.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position (liquidation basis) of York Enhanced Strategies Fund, LLC as of December 31, 2011, the results of its operations (liquidation basis), its cash flows (liquidation basis), the changes in its net assets (liquidation basis) and financial highlights (liquidation basis) for the year then ended, and the changes in its net assets and financial highlights for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, NY
February 28, 2012

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2011 (Unaudited)

Director & Officer Information

Independent Directors:

Name, Date of Birth and Address of Director	Position(s) held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Director	Other Directorships Held
David B. Meltzer, Born March, 1960 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and member of the Audit Committee	Since 2007	Mr. Meltzer has served as Senior Vice President for International Services for the American Red Cross since July 2005, with overall responsibility for international disaster response activities, international development programs and various international policy matters. Prior thereto, Mr. Meltzer held various positions at Intelsat Global Services Corporation, including serving as general counsel.	1	Mr. Meltzer serves on the Board of Directors of Terrestar Corporation.

Newton P.S. Merrill, Born November, 1939 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and Chairman, Chairman of the Audit Committee and member of the Valuation Committee	Since 2005	Mr. Merrill is currently retired. From 1994 to 2003, he was a Senior Executive Vice President of The Bank of New York responsible for Asset Management and Private Client Services.	1	Director — Mellon Optima Hedge Fund of Funds (registered fund of funds); National Integrity Life Insurance Company. Member of the advisory board for Freeman & Co. Trustee and Chairman Emeritus — The Museum of the City of New York. Trustee and Chairman — Woods Hole Oceanographic Institution; The Connecticut River Museum.

Robert I. Choi, Born November, 1966 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and member of the Audit Committee	Since 2005	Mr. Choi is currently the managing partner of The Heritage Group, a family company. From 1997 to 2004, Mr. Choi was a managing director for Orion Capital Partners, a fund of funds and a hedge fund.	1	Mr. Choi currently serves on the advisory committees of the Starwood Global Opportunity Fund VII and VIII, the Advisory Board of Moelis & Company, the Advisory Committee of Moelis Capital Partners Opportunity Fund I, and the Advisory Committee of the Clarity China Fund II.

Interested Director:

Jeffrey A. Weber, Born March, 1965 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and member of the Valuation Committee	Since 2005	Mr. Weber joined York Capital in October 2004 and is the President of York Capital and a member of the managing partner of York Capital. From 1992 to 2004, he managed William A.M. Burden & Co., L.P., most recently as its President and Chief Executive Officer.	1	None

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2011 (Unaudited)

Director & Officer Information (Continued)

Officers:

Name, Date of Birth and Address of Executive Officer	Position(s) held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years
James G. Dinan, Born May, 1959 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Executive Officer	Since 2005	Mr. Dinan founded York Capital in 1991 and is the Chief Executive Officer of York Capital and is its senior managing member.

Jeffrey A. Weber, Born March, 1965 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	President	Since 2005	Mr. Weber joined York Capital in October 2004 and is the President of York Capital and a member of the managing partner of York Capital. From 1992 to 2004, he managed William A.M. Burden & Co., L.P., most recently as its President and Chief Executive Officer.

John J. Fosina, Born May, 1959 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Financial Officer and Secretary	Since 2010	Mr. Fosina joined York Capital in April 2010 and is the Chief Financial Officer and member of the York Capital Management Executive Committee. From 1985 to 2009, he worked at Merrill Lynch & Co., Inc. in senior finance positions including Corporate Controller and head of Internal Audit.

Mark D. Schein, Born October, 1966 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Compliance Officer	Since 2005	Mr. Schein joined York Capital in January 2005 and is the Chief Compliance Officer of York Capital. From 2001 to 2004, he worked at U.S. Trust Company and Schwab Capital Markets in their compliance departments.

  *  Each Director and Officer serves an indefinite term, until his or her successor is elected.

    Additional information about the Company's Directors can be found in the Company's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Company collect at (212) 300-1300. You may also retrieve this information on-line at the Securities and Exchange Commission's website at "http://www.sec.gov".

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2011 (Unaudited)

Change in Accountants

On February 1, 2011, Ernst & Young LLP ("E&Y") informed York Enhanced Strategies Fund, LLC (the "Fund") that E&Y would resign as the independent registered public accounting firm of the Fund effective immediately. The resignation resulted from a passive, non-controlling, minority investment by an affiliate of Credit Suisse Group AG ("Credit Suisse") in York Capital Management, which may have impaired E&Y's independence because Credit Suisse is a lender to E&Y.

E&Y's reports on the Fund's financial statements for the years ending December 31, 2008 and December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ending December 31, 2008 and December 31, 2009 and the interim period from January 1, 2010 through February 8, 2011, there were no disagreements between the Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements for such period.

During the years ending December 31, 2009 and December 31, 2010 and the interim period from January 1, 2011 through February 8, 2011, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

On February 8, 2011, the Audit Committee of the Fund's Board of Directors appointed and formally engaged Deloitte & Touche LLP ("Deloitte") as the Fund's independent registered public accounting firm for the fiscal years ending December 31, 2010 and December 31, 2011. The Audit Committee decided to change accountants and approved the change. During the years ending December 31, 2009 and December 31, 2010 and the interim period from January 1, 2011 through February 8, 2011, neither the Fund nor anyone on its behalf has consulted with Deloitte regarding; (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Fund's financial statements, and neither a written report was provided to the Fund nor oral advice was provided that Deloitte concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K).

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2011 (Unaudited)

Federal Tax Information

The Company for the period since inception until December 31, 2009 elected to be treated as a regulated investment company ("RIC") for U.S. Federal income tax purposes. During this period the Company met the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for Federal income tax had been made for the period from inception to December 31, 2009.

For the taxable year ended December 31, 2010 and for the taxable year end December 31, 2011, the Company did not qualify for U.S. Federal tax purposes as a RIC, which is accorded special tax treatment under the Internal Revenue Code, due to an investment that generated non-qualifying income in excess of 10% of the Company's total gross income. The non-qualifying income was derived from a corporate restructuring relating to such investment.

For the years ended December 31, 2010 and 2011, the Company was treated as a regular C corporation for U.S. Federal income tax purposes and, as such, was obligated to pay applicable federal, state and local corporate taxes on its net taxable income. Net taxable income is generally, the sum of its net investment income and capital gain (i.e., the excess of all capital gains over all capital losses including any applicable capital loss carryforward). The Company's tax benefit and related assets are included in the Statement of Operations and Statement of Assets and Liabilities. The current U.S. Federal maximum graduated income tax rate for corporations is 35%. The various investments of the Company may cause the Company to be subject to state income taxes on a portion of its income at various rates.

The Company has an income taxes receivable balance of $2,226,162 as of December 31, 2011. The balance is comprised of current and prior year federal and state and local tax refund amounts the Company has or will be requesting for overpayments and a tax refund the Company will claim by carrying back its net operating loss to 2010 (see note 4 in the financial statements).

YORK ENHANCED STRATEGIES FUND, LLC (the "Company")

December 31, 2011

Material Factors and Conclusions with Respect to the Company's Investment Advisory Agreement Renewal (Unaudited)

In renewing the Company's Investment Management Agreement (the "Agreement"), the members of the Board of Directors (the "Directors") considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Company. In this connection, the Directors considered factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Company by the Investment Manager, York Enhanced Strategies Management LLC (the "Manager"), (2) the investment performance of the Company and the Manager, (3) the cost of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Company, (4) the performance of the other funds managed by affiliates of the Manager, and (5) the level of compensation of other investment managers that manage portfolios similar to the Company's.

The Directors discussed the merits of approving the Agreement and, among other things, considered information from the Manager regarding the factors set forth above and met with senior representatives of the Manager. The Board received and considered the most current information available at the time of the meeting. The independent members of the Board of Directors (the "Independent Directors") received guidance from the Company's legal counsel relating to the legal standards applicable to their consideration in approving the Agreement.

The Independent Directors, in examining the nature, extent and quality of the services to be provided by the Manager, considered the qualifications and experience of the affiliates of the Manager in serving as investment managers for other funds managed by them. In connection with the liquidation of the Company's investments, the Independent Directors considered the remaining responsibilities of the Manager to the Company, the qualifications and experience of the Manager's personnel furnishing services to the Company, the performance of the Company and financial information regarding the Manager as well as the benefits of the Manager that are attributable to its performance of services to the Company. The Independent Directors also considered that the Manager has been and will continue to be responsible for valuations, recordkeeping, and the preparation of the semi-annual and annual reports, and other regulatory filings, and tax returns, and managing expenses for the Company.

The Independent Directors met with the Manager to discuss the basis of the management fee. Specifically, the fee of another comparable fund not managed by the Manager was discussed. In addition, management fees paid by other funds and in connection with other arrangements that were similar to the Company were also discussed.

Based on these considerations, the Independent Directors were satisfied that the Company would likely continue to benefit from the nature, quality and extent of the Manager's services, and that the compensation, including any direct or indirect benefits derived by it, was reasonable. Based on the foregoing, the Independent Directors at a meeting held on December 16, 2011 unanimously approved the renewal of the Agreement with respect to the Company, pursuant to Rule 15a-4 under the 1940 Act, for a period not to exceed 150 days, which ends on May 4, 2012.

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2011

Special Meeting of Shareholders:

On March 18, 2011, the Board of Directors approved and adopted the Company's Plan of Liquidation and Distribution ("Plan") and directed that the Plan be submitted for consideration by the Company's shareholders. On May 24, 2011, at a special meeting of the shareholders of the Company, the shareholders of the Company approved the Plan, which includes the sale or other disposition of the Company's investments and the distribution of the net proceeds to its shareholders. The results of the vote were:

For	Against	Abstain
321,452	7,660	0

Reporting to Shareholders (Unaudited)

The Company provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 70 days of the end of the Company's second and fourth fiscal quarters by filing the reports electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. The Company also delivers the semi-annual and annual reports to shareholders. The Company also files a complete schedule of portfolio holdings with the SEC for the Company's first and third fiscal quarters on Form N-Q. The Company does not deliver the reports for the first and third fiscal quarters to shareholders. You may, however, obtain the Form N-Q filings (as well as the Forms N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures & Proxy Voting Record (Unaudited)

A copy of (1) the Company's policies and procedures with respect to the voting of proxies relating to the Company's portfolio securities; and (2) how the company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling collect (212) 300-1300 or by accessing the SEC's website at www.sec.gov. The Company's proxy voting history is also available on Form N-PX, which can be found by accessing the SEC's website at www.sec.gov.

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to all employees, including principal executive officer, principal financial officer and principal accounting officer. The Registrant will provide to any person without charge, upon written or oral request, a copy of its code of ethics, as amended. Requests should be directed to:  York Enhanced Strategies Management, LLC, Attention: Mark D. Schein, Chief Compliance Officer, 767 Fifth Avenue, 17th Floor, New York, New York 10153, telephone number: (212) 300-1300.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Although the Registrant believes that each of the members of its Audit Committee has sufficient knowledge of accounting principles and financial statements to serve on the Audit Committee, the Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its Audit Committee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were approximately $498,000 for fiscal year 2010 and approximately $100,000 for fiscal year 2011.

(b) Audit-Related Fees.  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were:  $52,000 for fiscal year 2010 and none for fiscal year 2011.  The services comprising such fees related to the Registrant’s principal accountant’s Agreed-Upon Procedures Report in accordance with the transaction documents relating to the Registrant’s Notes.

(c) Tax Fees. The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were approximately $290,000 for the fiscal year 2010 and approximately $250,000 for fiscal year 2011.

(d) All Other Fees. None.

(e)(1) The Audit Committee’s pre-approval policies and procedures are as follows:

The Audit Committee pre-approves the engagement of the auditor to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. Each of the Audit Committee’s members have the authority to pre-approve any non-audit services referred to above between meetings of the Audit Committee, provided that all such pre-approvals shall be reported to the Audit Committee not later than the next meeting thereof.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other audit services, which are (1) those services that only the independent auditor reasonably can provide, (2) services that normally would be provided by the accountant in connection with statutory and regulatory filings and engagements, such as comfort letters, statutory audits, attest services and consents and assistance with, and review of, documents filed with the SEC, and (3) services performed to fulfill the independent auditor’s responsibility under generally accepted auditing standards.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the rules of the SEC and the PCAOB on auditor independence. With respect to each proposed pre-approved service, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

(e)(2) All services related to the fees described in (b) and (c) above were pre-approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant and rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were approximately $290,000 for fiscal year 2010 and $250,000 for fiscal year 2011.

(h) The Registrant’s independent auditors did not provide any non-audit services to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)          Not applicable.

(b)         Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted policies and procedures to govern how it will vote proxies relating to securities held by it as investments.

It is the policy of the Registrant that each corporate proxy statement will be reviewed by at least one member of the investment committee of the Registrant (the “Investment Committee”) or its designee. A copy of each proxy statement received by the Registrant will be kept on file.

The Registrant will vote proxies in accordance with the determination of the Investment Committee or its designee of what outcome is in the best interest of the Registrant. The Investment Manager’s accounting department will keep a record of each vote and a brief explanation for the vote for a period of six years. The Chief Compliance Officer of the Registrant will periodically review this process to ensure that the proxies are being voted and that a record of each vote is maintained.

Any voting of proxies is subject to any restrictions set forth in the agreements to which the Registrant is a party. With respect to shareholder governance, covenants, social issues and other votes, the Investment Committee should consider each of these votes and issues individually in order to determine its position on a case by case basis. The Investment Committee is authorized to, on occasion, delegate, pursuant to its approved voting procedures, the right to vote on particular issues.

The Investment Committee shall seek to identify conflicts it or the Registrant may have in voting proxies. In the event of a conflict, the Investment Manager will either: (i) abstain from voting if the vote is not likely to be affected; (ii) retain a disinterested third party adviser to advise on the vote; (iii) vote the shares in proportion to other “yes” and “no” votes received by the issuer; (iv) vote the shares as directed by the Registrant’s committee of independent directors; or (v) take such other actions, as may be appropriate in the particular context.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Investment Manager through the Investment Committee, which is comprised of James G. Dinan, Daniel A. Schwartz and Jeanne L. Manischewitz, manages the day-to-day management of the Registrant’s investments. The Investment Committee reviews and discusses the purchase and sale of Registrant investments. Any purchase or sale of any Registrant investment must be approved in advance by at least one member of the Investment Committee. All members of the committee have equal authority. Consequently, there are no individual roles of Investment Committee members. The following information about the members of the Investment Committee is as of the date of this report.

James G. Dinan, Founder, Chairman, Chief Executive Officer

Jamie founded York Capital Management (the “Firm”) in September 1991 and is the Chairman and Chief Executive Officer of the Firm.  From 1985 to 1991, he worked at Kellner, DiLeo & Co., where he became a General Partner and was responsible for investing in risk arbitrage and special situation investments including distressed securities, high yield bonds and short selling.  From 1981 to 1983, Jamie was an investment banker at Donaldson, Lufkin & Jenrette, Inc, where he was involved in a broad range of corporate finance and merger and acquisition activities. Jamie currently is the Chairman of the Board of Trustees of the Museum of the City of New York, a member of the Board of Trustees of the Hospital for Special Surgery, the Harvard Business School’s Board of Dean’s Advisors, the Wharton Undergraduate Executive Board at the University of Pennsylvania, and a board member of Alternative Investment Management Association.  Jamie received a B.S. in Economics from the Wharton School of the University of Pennsylvania and an M.B.A. from the Harvard Business School.

Daniel A. Schwartz, Chief Investment Officer

Dan joined York Capital in March 1993 and is the Chief Investment Officer and a managing partner of the Firm.  He is also the Co-Portfolio Manager of the York Select funds, a Co-Portfolio Manager of the York Credit Opportunities funds and a Co-Portfolio Manager of various York Funds managed pursuant to a multi-strategy approach.  From 1990 to 1993, he worked as an Associate at Morgan Stanley & Co., Inc., spending two years in the Investment Banking Group and one year in the Global Equity Derivatives Group.  Dan is currently a member, in his capacity as a York employee, of the Investment Committee of Arch Bay Capital, LLC. Additionally, he is currently is a member of the Board of Trustees of Yeshiva University and a Member of the Board of American Friends of Shalva and Friends of United Hatzalah.  Dan received a B.A. from Yeshiva University and an M.S. in Industrial Engineering from Columbia University.

Jeanne M. Manischewitz, Partner

Jeanne joined York in March 2005 and is a Senior Managing Director of the Firm, focusing on credit investments. She is also a Co-Portfolio Manager of the York Enhanced Strategies Fund.  From 2002 to 2005, Jeanne worked as a Senior Credit Analyst and Trader at Moore Capital Advisors LLC.  From 1998 to 2002, she was a Vice President and Distressed Credit Analyst at Halcyon Partnerships.  For the two years prior, she was an investment banker at Salomon Smith Barney Holdings Inc.  Jeanne received a B.A. in Philosophy from Princeton University.

Except for the Registrant, the Investment Manager does not manage any other registered investment companies. Affiliates of the Investment Manager serve as investment managers for other pooled investment vehicles across eight hedge fund strategies, a private equity fund targeting control investments in distressed operating companies and a fund focused on distressed residential whole loan mortgages and related assets. The assets under management (“AUM”) for these funds are approximately $14.7 billion as of December 31, 2010. An affiliate of the Investment Manager also serves as investment manager for five separately managed accounts (together with the pooled investment vehicles, the “Unregistered Funds”).

The Investment Manager is an affiliate of York Capital Management Global Advisors, LLC (“Global Advisors”), which does business under the name “York Capital Management.”  The Investment Manager shares personnel, office space, facilities and systems with affiliates of Global Advisors. Global Advisors is a registered investment adviser and provides administrative and investment advisory services, through its affiliates, to the Unregistered Funds and the Registrant (collectively, the “Funds”).

[1] The amount includes both committed and drawn capital for the private equity fund and the residential mortgage fund.

Where permitted by applicable laws and the governing instruments of the relevant Funds, the Investment Manager and its affiliates may purchase securities or other assets for the Registrant and the Unregistered Funds in which more than one Fund holds the same securities or other assets and the affiliates of the principals may also purchase the same securities or other assets, subject to compliance with the Investment Manager’s and the Registrant’s codes of ethics.

The Investment Manager and its affiliates believe that, in certain circumstances, it may be in the best interests of the Registrant to be able to co-invest with the Unregistered Funds to be able to participate in a wider range of transactions. Currently, SEC regulations and interpretations permit registered investment companies, such as the Registrant, to co-invest with unregistered funds, such as the Unregistered Funds, that are affiliated with the Investment Manager in publicly traded securities and in private placements where (i) the Investment Manager negotiates only the price, interest rate and similar price-related terms of the securities and not matters such as covenants, collateral or management rights, and (ii) each relevant account acquires and sells the securities at the same time in pro rata amounts (subject to exceptions approved by compliance personnel after considering the reasons for the requested exception). However, current SEC regulations and interpretations do not permit co-investment in private placements where the Investment Manager negotiates non-pricing terms such as covenants, collateral and management rights.

Buying or Selling Securities the Investment Manager Recommends to Clients or Purchases for Client Accounts.

The Investment Manager, its affiliates, and their respective personnel, may invest in the Funds, and in securities or other assets in which the Funds or other clients invest, subject to applicable law and the codes of ethics of the Registrant and of the Investment Manager.

Persons subject to the Registrant’s and the Investment Manager’s code of ethics are subject to, among other things, various restrictions relating to the buying or selling of securities. These restrictions include pre-authorization and disclosure requirements, restrictions on short term trading and general prohibitions on transactions in securities in certain circumstances, including:

•                                when in possession of inside information;

•                                transactions in securities of issuers on the Investment Manager’s restricted list or during specified blackout periods;

•                                transactions in securities at a time when the employee intends, or know of another employee’s intention, to purchase or sell that security or an equivalent security on behalf of a Fund or other advisory client;

•                                transactions in securities in which the Investment Manager is placing a transaction on behalf of a Fund or other client within a certain number of business days of such order being placed by Investment Manager for the Fund or other client account; and

•                                acquisition of securities in initial public offerings.

There are also restrictions on the acquisition by persons subject to the Registrant’s and the Investment Manager’s code of ethics in private placements, which acquisitions require the prior written approval by Investment Manager’s Chief Compliance Officer and the satisfaction of certain conditions. The code of ethics also addresses the fiduciary duties expected of the persons subject to the code of ethics, including confidentiality obligations, gift and corporate opportunity policies and restrictions on outside business activities.

The Investment Manager serves as an investment adviser solely to the Registrant. The Registrant imposes minimum investment limits upon investors in the Registrant that can be waived in certain circumstances. Generally, the minimum investment permitted in the Registrant is $10 million.

Allocation of Limited Investment Opportunities

The Investment Manager and the related companies will agree on the allocation of investment opportunities, prior to the placement of any order or batch or block trade, on which Funds will receive portions of the order or trade. In most instances the orders or trades will be allocated in approximate proportion to the size of each of the Funds. The allocation may vary depending upon the different objectives, methodologies, investment strategies and restrictions applicable to each Fund. The allocation may also vary depending upon decisions made by the portfolio manager principally responsible for any particular Fund. For example, a portfolio manager responsible for an investment idea may request a larger allocation of a securities purchase than the proportional size of the particular Fund for which he is principally responsible. Or, a portfolio manager might indicate a lack of interest in a securities purchase initiated by another portfolio manager and may reduce or exclude any allocation of it for the particular Fund for which he is principally responsible. If there are any disagreements concerning any such allocations, and a portfolio manager wants more or less of an allocation than would result from prorating the allocation based on Fund size, and the disagreement cannot be resolved, James G. Dinan and/or Daniel A. Schwartz shall resolve the disagreement with respect to the allocation. Mr. Dinan and Mr. Schwartz, the senior investment professionals, continually monitor and review all of the holdings of all the Funds. In the case of privately placed securities in which the Registrant makes an investment, the Investment Manager will follow the procedures and conditions that are consistent with applicable laws and the rules, regulations and interpretations of such laws.

In accordance with the Company’s Plan of Liquidation and Distribution (“Plan”), the Company commenced liquidation procedures since the approval of the Plan on May 24, 2011 and has ceased all investment activities as of December 31, 2011.

Investment Committee Compensation

Mr. Dinan and Mr. Schwartz are portfolio managers and partners of York Capital Management.  Both of them receive a base salary of approximately $300,000 per year.  In addition, as partners, they both share in the net profits of the firm.  Jeanne Manischewitz receives a base salary of approximately $250,000 per year and a discretionary bonus.

Beneficial Ownership of the Registrant by the Investment Committee Members

James G. Dinan and Daniel Schwartz each own over $1 million of Common Shares of the Registrant indirectly through an investment in a special purpose vehicle.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fourth fiscal quarter of 2011 that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed and attached hereto as Exhibit 99.CERT.

(a)(3) None

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

York Enhanced Strategies Fund, LLC

By:	/S/ Jeffrey A. Weber

Name: Jeffrey A. Weber
Title: President

Date: March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ James G. Dinan

Name: James G. Dinan
Title: Chief Executive Officer (principal executive officer)

Date: March 9, 2012

By:	/S/ John J. Fosina

Name: John J. Fosina
Title: Chief Financial Officer and Secretary (principal financial officer)

Date: March 9, 2012